                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 1, 2003


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

     MISSOURI                      000-26020                  43-1641533
     --------                      ---------                  ----------
  (State or other            (Commission File No.)           (IRS Employer
  jurisdiction of                                         Identification No.)
  incorporation)


                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480
                  (Address of principal executive offices)

                                561-805-8000
            (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of Item 12 to this Current
Report.

         (99.1)            Press Release dated April 1, 2003.


ITEM 9.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 1, 2003, Applied Digital Solutions, Inc. issued a press release, which is set forth as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  APPLIED DIGITAL SOLUTIONS, INC.

                                  By:   /s/ Evan C. McKeown
                                     -----------------------------------------
                                     Name:  Evan C. McKeown
                                     Title: Chief Financial Officer


Dated: April 3, 2003

                              INDEX TO EXHIBITS


Exhibit Number            Description
--------------            -----------


    99.1                  Press Release dated April 1, 2003.